PIMCO Funds

Supplement Dated May 1, 2017 to the International Bond Funds Prospectus

dated July 29, 2016, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Emerging Markets Bond Fund and

PIMCO Emerging Markets Full Spectrum Bond Fund (the “Funds”)

Effective immediately, the PIMCO Emerging Markets Bond Fund’s portfolio is jointly managed by Michael Gomez, Yacov Arnopolin and Francesc Balcells. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the PIMCO Emerging Markets Bond Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Michael Gomez, Yacov Arnopolin and Francesc Balcells. Mr. Gomez is a Managing Director of PIMCO, and he has managed the Fund since January 2012. Messrs. Arnopolin and Balcells are Executive Vice Presidents of PIMCO, and they have managed the Fund since May 2017.

In addition, effective immediately, the PIMCO Emerging Markets Full Spectrum Bond Fund’s portfolio is jointly managed by Michael Gomez, Pramol Dhawan, Yacov Arnopolin and Francesc Balcells. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the PIMCO Emerging Markets Full Spectrum Bond Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Michael Gomez, Pramol Dhawan, Yacov Arnopolin and Francesc Balcells. Mr. Gomez is a Managing Director of PIMCO, and he has managed the Fund since its inception in February 2013. Messrs. Dhawan, Arnopolin and Balcells are Executive Vice Presidents of PIMCO, and they have managed the Fund since May 2017.

In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since		Recent Professional Experience
PIMCO Emerging Local Bond PIMCO Emerging Markets Bond PIMCO Emerging Markets Currency PIMCO Emerging Markets Full Spectrum Bond	Michael Gomez	12/06 1/12 5/05 2/13	* * *

Managing Director, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, he was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

PIMCO Emerging Local Bond PIMCO Emerging Markets Currency PIMCO Emerging Markets Full Spectrum Bond	Pramol Dhawan	10/16 10/16 5/17

Executive Vice President, PIMCO. Mr. Dhawan is an executive vice president and portfolio manager in the Newport Beach office. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for Americas at Societe Generale in New York. He was previously based in London where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. He has 12 years of investment experience and holds an undergraduate degree in computer science and management studies from the University of Nottingham.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Local Bond PIMCO Emerging Markets Bond PIMCO Emerging Markets Currency PIMCO Emerging Markets Full Spectrum Bond	Francesc Balcells	10/16 5/17 10/16 5/17

Executive Vice President, PIMCO. Mr. Balcells is an executive vice president and portfolio manager in the London office. Prior to joining PIMCO in 2012, he was employed at Rogge Capital Partners where he was the head of emerging markets and worked at Harvard Management Company focusing on emerging markets local rate and currency investments. Mr. Balcells also worked at the International Monetary Fund between 2002 and 2006, during which time he spent a year at PIMCO on secondment from the Fund. He has 20 years of investment experience and holds a master’s degree in international economics and European studies from the Paul H. Nitze School of Advanced International Studies (SAIS) at Johns Hopkins University. He received his undergraduate degree from the Autonomous University of Barcelona.

PIMCO Emerging Markets Bond PIMCO Emerging Markets Corporate Bond PIMCO Emerging Markets Full Spectrum Bond	Yacov Arnopolin	5/17 12/16 5/17

Executive Vice President, PIMCO. Mr. Arnopolin is an emerging markets portfolio manager in the London office. Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He has 17 years of investment experience and holds a bachelor’s degree in economics from Carnegie Mellon University.

*	Inception of the Fund.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_050117

PIMCO Funds

Supplement Dated May 1, 2017 to the

Statement of Additional Information dated July 29, 2016, as supplemented (the “SAI”)

Disclosure Related to the PIMCO Emerging Markets Bond Fund and

PIMCO Emerging Markets Full Spectrum Bond Fund

Effective immediately, the PIMCO Emerging Markets Bond Fund is jointly managed by Michael Gomez, Yacov Arnopolin and Francesc Balcells. In addition, effective immediately, the PIMCO Emerging Markets Full Spectrum Bond Fund is jointly managed by Michael Gomez, Pramol Dhawan, Yacov Arnopolin and Francesc Balcells.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective May 1, 2017, the PIMCO Emerging Markets Bond Fund is jointly managed by Michael Gomez, Yacov Arnopolin and Francesc Balcells, and the PIMCO Emerging Markets Full Spectrum Bond Fund is jointly managed by Michael Gomez, Pramol Dhawan, Yacov Arnopolin and Francesc Balcells.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_050117